UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of Earliest Event Reported):	November 18, 2005

Harvest Natural Resources, Inc.
__________________________________________
(Exact name of registrant as specified in its charter)

Delaware	1-10762	77-0196707
_____________________ (State or other jurisdiction	_____________ (Commission	______________ (I.R.S. Employer
of incorporation)	File Number)	Identification No.)

1177 Enclave Parkway, Suite 300, Houston, Texas		77077
_________________________________ (Address of principal executive offices)		___________ (Zip Code)

Registrant’s telephone number, including area code:	281-899-5720

Not Applicable
______________________________________________
Former name or former address, if changed since last report

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[  ]  Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
[  ]  Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
[  ]  Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
[  ]  Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

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Item 1.01 Entry into a Material Definitive Agreement.

As discussed in Item 5.02 below, on November 17, 2005, the Board of Directors of Harvest Natural Resources, Inc. (the "Company") elected John Michael Stinson as a director. At such time, the Board established a retainer of $21,000 for Mr. Stinson, representing a pro rata portion of the annual retainer paid to all members of the Board. In addition, Mr. Stinson will be entitled to reimbursement for expenses, a board meeting fee of $1,500 for each board or committee meeting attended, and a fee of $1,500 per day for attending business meetings on behalf of the Company in his capacity as a director that requires out of town travel or a substantial commitment of time. These reimbursements and fees are equal to those currently paid to other non-employee members of the Board.

On November 17, 2005, the Board also approved stock awards for Mr. Stinson under the Company's 2004 Long Term Incentive Plan as follows:

• a stock option award of 10,000 shares, and
• a restricted stock award of 3,000 shares.

The stock option award has an exercise price equal to the fair market value of the Company's stock on the date of grant, vests in increments of 1/3 over a three-year period and expires ten years from the grant date. The restricted stock award is subject to a three-year restriction period and a certificate representing the shares will be delivered to the director at the end of the three-year period provided that the director either remains a director of the Company for such three-year period or during such period terminates service for good reason and has not resigned or been removed for cause.

Item 5.02 Departure of Directors or Principal Officers; Election of Directors; Appointment of Principal Officers.

On November 17, 2005 the Board of Directors of the Company elected John Michael Stinson as a director to serve an initial term ending at the 2006 annual meeting of stockholders. Mr. Stinson was also appointed to be a member of the Board’s Human Resources Committee. The arrangements concerning Mr. Stinson’s compensation as a director are described under Item 1.01 above.

Item 9.01 Financial Statements and Exhibits.

Press release dated November 18, 2005, announcing that John Michael Stinson has been elected to serve as a director on the Company's Board of Directors.

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SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Harvest Natural Resources, Inc.

November 18, 2005	By:	Kerry R. Brittain

Name: Kerry R. Brittain
Title: Senior Vice President, General Counsel and Corporate Secretary

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Exhibit Index

Exhibit No.	Description

99.1	Press release dated November 18, 2005, announcing that John Michael Stinson has been elected to serve as a director on the Company's Board of Directors.